NUMBER
PROOF

US SILICA
A FOUNDATION OF INNOVATION

SHARES

This certificate is transferable in Philadelphia, PA and New York, NY

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK

CUSIP

THIS CERTIFIES THAT:

IS THE OWNER OF

PROOF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.01 PAR VALUE EACH OF

**U.S. SILICA HOLDINGS, INC.**

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended (copies of which are on file with the Corporation and with the Transfer Agent and Registrar), to all of which each holder, by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Transfer and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

U.S. SILICA HOLDINGS, INC.
CORPORATE
2008
SEAL
DELAWARE

SECRETARY

PRESIDENT

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

*TEN COM - as tenants in common*
*TEN ENT - as tenants by the entireties*
*JT TEN - as joint tenants with right of survivorship and not as tenants in common*

*UNIF GIFT MIN ACT - ....................Custodian....................*
*(Cust) (Minor)*
*under Uniform Gifts to Minors*
*Act ..................................................*
*(State)*

*Additional abbreviations may also be used though not in the above list.*

*For Value Received, _____________ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_____________________________________________ *Shares*
*of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

_____________________________________________ *Attorney*
*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ___________________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

COLUMBIA FINANCIAL PRINTING CORP. - www.stockinformation.com